UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 4, 2005


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


           DELAWARE                       1-6948                 38-1016240
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation or                                     Identification No.)
        organization)


                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE.

On February 4, 2005, SPX Corporation issued a press release announcing that it has commenced a cash tender offer and consent solicitation for its 6 1/4% Senior Notes due 2011 and its 7 1/2% Senior Notes due 2013. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

Exhibit
Number         Description
-------        -----------

99.1           Press Release issued February 4, 2005

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPX CORPORATION


Date:  February 4, 2005                 By:/s/ Patrick J. O'Leary
                                           --------------------------------
                                           Patrick J. O'Leary
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer

                               EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

99.1           Press Release issued February 4, 2005